Exhibit 10.1
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.
AMENDMENT NO. 1 TO SERVICES AGREEMENT BETWEEN
THE CHILDREN’S HOSPITAL OF PHILADELPHIA
AND
SPARK THERAPEUTICS, INC.

THIS AMENDMENT NO. 1 (“Amendment No. 1”) is made effective August 15, 2015 (“Effective Date”) by and between The Children’s Hospital of Philadelphia (“Provider”) and Spark Therapeutics, Inc. (“Recipient”).
WHEREAS, the parties entered into a Services Agreement as of December 26, 2013 (the “Agreement”) that enumerated services to be furnished by Provider to Recipient; and WHEREAS, the Recipient no longer requires and Provider no longer provides many of those enumerated services; and
WHEREAS, the parties continue to collaborate in research, some of which is not enumerated in the Agreement; and
WHEREAS, the parties desire to amend the Agreement to remove the services that are no longer provided and add the services that are provided, but not in the Agreement;
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties agree as follows:

1.	As of the Effective Date of this Amendment No. 1:

a.	Exhibit A, titled “Administrative Services Provided by Provider”, is hereby replaced in its entirety with the attached Amended Exhibit A.

b.	Exhibit B, titled “Clinical Services Provided by Provider”, is hereby replaced with the attached Amended Exhibit B.

c.	A new Section 1.1 iii is hereby added to the Agreement to read:
“Provider shall enter into subcontract agreements with third parties and Recipient shall be responsible for the costs of such subcontract agreements as set forth on Exhibit C, as amended from time to time.

d.	Exhibit C, titled “Subcontract SOW and Budget” is hereby added to the Agreement.

2.	All other terms and conditions of the Agreement not modified herein, shall remain in full force and effect.
[Signatures appear on the following page.]

IN WITNESS WHEREOF, authorized representatives of the parties have executed this as Amendment No. 1:

THE CHILDREN’S HOSPITAL OF PHILADELPHIA	SPARK THERAPEUTICS, INC.
By: /s/ Mary Tomlinson Name: Mary Tomlinson Title: Sr. Vice President, Research Administration	By: /s/ Joseph W. LaBarge Name: Joseph W. LaBarge Title: General Counsel and Head of Bus. Admin
Date: 8/6/15	Date: 8/5/15

AMENDED EXHIBIT A
ADMINISTRATIVE SERVICES
PROVIDED BY PROVIDER
1-13. [Administrative Services 1-13 have been removed from Amended Exhibit A.]
14. Miscellaneous
a. From time to time, Provider may provide, or cause to be provided, other services requested by Recipient as Provider capacity allows.

AMENDED EXHIBIT B
CLINICAL SERVICES
PROVIDED BY PROVIDER
1.a.-1.e. [Clinical Services 1.a-1.e have been removed from Amended Exhibit B.]
1.f. CHOP Research Coordinator (or other related title) support:
i.    Provider shall provide the services of four (4) Research Coordinators.
1.g. Principal Investigator/Faculty/Investigator (or other related title) Support
i.    Albert Maguire
ii.    Jean Bennett
1.h. Administrative Coordinator (or other related title)
i.    Provider shall provide one Administrative Coordinator, at one-half time and effort
2.a-2.d [Clinical Services 2.a-2.d have been removed from Amended Exhibit B.]

EXHIBIT C
SUBCONTRACT SOW AND BUDGET
The below represent the subcontract portion for the University of Pennsylvania Professional support only and does not include costs that will be incurred by CHOP:
Statement of work Year 2, FY16 (7/1/15-6/30/16)
For the Studies: [**].
For the Study: [**].
For the Study: [**].

Budget to CHOP
Clinical Studies FY16

[**]
Personnel
[**]

Total Salary and Fringe	$[**]
Supplies & Material
Misc supplies	$ [**]
total direct	$ [**]
Indirect ([**]%)	$ [**]
Total Award Budget	$ [**]

[**] - Goals FY 2016
Service/Supporting Researchers
[**].
Growth
[**]
People
[**]
Finance and Sponsored Programs
[**].